                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Discounted Principal Balance                                              1,231,231,519.20
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Initial Certificate Balance & Transferor's Interest                                    -           100.00%  1,206,600,000.00
Percent of ANIV                                                                                                        98.00%
Certificate Factor                                                                                                  1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                                                         7.66%
Weighted Average Remaining Term (WAM)                                                 35.8
Servicing Fee Percentage                                                              1.00%
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Reserve Fund:
  Initial Deposit Amount                                                     30,780,787.98
  Specified Reserve Fund Percentage                                                   2.50%
  Specified Reserve Fund Amount                                              30,780,787.98
  Trigger Percentage                                                                  5.00%
  Trigger Amount                                                             61,561,575.96

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance                                              1,209,750,812.84
Aggregate Net Investment Value                                            1,209,750,812.84
Certificate Balance & Transferor's Interest                                                                  1,206,600,000.00
Adjusted Certificate Balance & Transferor's Interest                                                         1,185,548,907.77
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  0.9825534
Servicer Advances                                                             4,053,567.09
Servicer Pay Ahead Balance                                                    3,193,540.25
Maturity Advances Outstanding                                                            -
Cumulative Credit Losses to Date                                              8,863,131.08
Cumulative Reimbursed Credit Loss                                             8,863,131.08
Cumulative Residual Value (Gain) Loss                                            27,898.92
Cumulative Reimbursed Residual Value (Gain) Loss                                 27,898.92
Certificate Principal Loss Amount                                                        -
Number of Current Contracts                                                         61,295
Weighted Average Coupon (WAC)                                                         7.63%
Weighted Average Remaining Term (WAM)                                                21.38

End of Period Balances:
-----------------------
  Discounted Principal Balance                                            1,189,112,421.62
  Aggregate Net Investment Value                                          1,189,112,421.62
  Certificate Balance & Transferor's Interest                                                                1,206,600,000.00
  Adjusted Certificate Balance & Transferor's Interest                                                       1,165,323,284.37
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                0.9657909
  Servicer Advances                                                           4,267,722.78
  Servicer Pay Ahead Balance                                                  3,240,169.28
  Maturity Advances Outstanding                                                          -
  Cumulative Credit Losses to Date                                            9,383,609.85
  Cumulative Reimbursed Credit Loss                                           9,383,609.85
  Cumulative Residual Value (Gain) Loss                                          34,972.98
  Cumulative Reimbursed Residual Value (Gain) Loss                               34,972.98
  Certificate Principal Loss Amount                                                      -
  Number of Current Contracts                                                       61,403
  Weighted Average Coupon (WAC)                                                       7.63%
  Weighted Average Remaining Term (WAM)                                              20.40



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                             Class A1         Class A1          Class A2         Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance & Transferor's Interest                33.98%   410,000,000.00           53.87%    650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.20%                              6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance & Transferor's Interest                                 410,000,000.00                     650,000,000.00
Adjusted Certificate Balance & Transferor's Interest                        388,948,907.77                     650,000,000.00
Percent of ANIV                                                                      32.15%                             53.73%
Certificate Factor                                                               0.9486559                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value (Gain) Loss
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance & Transferor's Interest                               410,000,000.00                     650,000,000.00
  Adjusted Certificate Balance & Transferor's Interest                      368,723,284.37                     650,000,000.00
  Percent of ANIV                                                                    31.01%                             54.66%
  Certificate Factor                                                             0.8993251                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value (Gain) Loss
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                             Class A3         Class A3          Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance & Transferor's Interest                6.03%     72,750,000.00            6.12%     73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.45%                              6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance & Transferor's Interest                                  72,750,000.00                      73,850,000.00
Adjusted Certificate Balance & Transferor's Interest                         72,750,000.00                      73,850,000.00
Percent of ANIV                                                                       6.01%                              6.10%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value (Gain) Loss
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance & Transferor's Interest                                72,750,000.00                      73,850,000.00
  Adjusted Certificate Balance & Transferor's Interest                       72,750,000.00                      73,850,000.00
  Percent of ANIV                                                                     6.12%                              6.21%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value (Gain) Loss
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance & Transferor's Interest                          24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance & Transferor's Interest                                  24,201,905.07
Adjusted Certificate Balance & Transferor's Interest                         24,201,905.07
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value (Gain) Loss
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance & Transferor's Interest                                23,789,137.25
  Adjusted Certificate Balance & Transferor's Interest                       23,789,137.25
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value (Gain) Loss
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)





                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998

Current Month Collection Activity
---------------------------------
Principal Collections                                      10,932,501.41
Prepayments in Full - Number                                         318
Prepayments in Full - Amount                                6,030,867.96
Reallocation - Number of Leases                                        5
Reallocation Payment                                           85,131.69
Interest Collections                                        9,696,504.60
Net Liquidation Proceeds and Recoveries                     2,716,939.30
Increase (Decrease) in Maturity Advances                               -
Net Liquidation Proceeds - Vehicle Sales                      345,398.03
Reimbursed Certificate Principal Losses                                -
Net Investment Income                                                  -
                                                          --------------
Total Available                                            29,807,342.99


Increase (Decrease) in Servicer Advances                      214,155.69
(Increase) Decrease in PayAheads Held                         (46,629.03)
                                                                                                  ANIV
Current Month Operational Activity                           Vehicles                           Balance
----------------------------------                        --------------                     -------------
Inventory on Hand:
  Matured Lease Vehicle Inventory                                    124                      1,795,022.23
  Repossessed Vehicle Inventory                                      180                      3,689,570.94
                                                          --------------                     -------------
  Total Inventory on Hand                                            304                      5,484,593.17
                                                          ==============                    ==============

Residual Value (Gain) Loss:
  Matured Lease Vehicle Inventory Sold                                26                        352,472.09
  Net Liquidation Proceeds                                                                     (345,398.03)
                                                                                             -------------
  Net Residual Value (Gain) Loss                                                                  7,074.06
                                                                                             =============
  Cumulative Residual Value (Gain) Loss all periods                                              34,972.98
                                                                                             =============
Liquidation of ChargeOffs and Repossessions:
  Liquidated Contracts                                               173
  Discounted Principal Balance                                                                3,237,418.07
  Net Liquidation Proceeds                                                                   (2,676,529.99)
  Recoveries - Previously Liquidated Contracts                                                  (40,409.31)
                                                                                             -------------
 Aggregate Credit Losses for the Collection Period                                              520,478.77
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                    9,383,609.85
  Repossessed in Current Period                                      129                    ==============

Delinquent Contracts:                                        Accounts          Percent            ANIV            Percent
                                                          --------------  ----------------   -------------   ----------------
  31-60 Days Delinquent                                              864              1.41%  17,094,394.72               1.41%
  61-90 Days Delinquent                                               55              0.09%   1,127,813.93               0.09%
 Over 90 Days Delinquent                                              31              0.05%     621,631.98               0.05%
                                                          --------------  ----------------   -------------   ----------------
  Total Delinquencies                                                950              1.55%  18,843,840.63               1.56%
                                                          ==============  ================   =============   ================

                                                                                                 Amount
                                                                                             -------------
Beginning Unreinvested Principal Collections         (Revolving Period Only)                           -
  Current Month Principal Collections                                                                  -
                                                                                             -------------
  Total Available                                                                                      -
  Allocation to Subsequent Contracts and Lease Vehicles                -                               -
                                                                                             =============
  Ending Unreinvested Principal Collections                                                            -
                                                                                             =============





                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
   Capped Contingent and Excess Liability Premiums                               21,981.67       43,963.34
   Capped Titling Trust Administration Expenses                                   1,250.00        2,500.00
   Capped Securitization Trust Administration Expenses                              833.33        1,666.66
   Uncapped Titling Trust Administration Expenses
   Uncapped Securitization Trust Administration Expenses
                                                                          ----------------   -------------
      Total Capped and Uncapped Expenses                                         24,065.00       48,130.00
      Paid Expenses                                                              24,065.00       48,130.00
      Previous Unpaid Balance                                                           -               -
      Current Unpaid Balance                                                            -               -

Servicer's Fee Due:
  Due from Previous Periods                                                             -
  Due for this Period                                                         1,008,125.68
  Paid this Period                                                           (1,008,125.68)
  Servicer's Fee Balance Due                                                            -
Supplemental Servicer's Fees                                                    125,198.54


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period                5              0                  0.00%      12,641.11    13,148.97
  First Preceding Collection Period                10              1                  0.00%      12,886.55    13,917.04
  Current Collection Period                        26             88                 29.55%      13,284.54    13,473.58
  Three Month Average                                                                            13,109.00    13,542.16


Ratio of 3 Month Average Net Liquidation Proceeds to
Average Residual Value for the Current Collection Period                                                          96.80%


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.68%
    First Preceding Collection Period                                                                 0.46%
    Current Collection Period                                                                         0.53%
    Three Month Average                                                                               0.56%

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
    Second Preceding Collection Period                                                                0.13%
    First Preceding Collection Period                                                                 0.13%
    Current Collection Period                                                                         0.14%
    Three Month Average                                                                               0.13%


                                                             Class B           Class A           Total
                                                              Amount           Amount            Amount
Reserve Fund:                                             --------------  ----------------   -------------
  Beginning Balance                                         1,227,656.25     29,553,131.73   30,780,787.98
  Withdrawal Amount
  Transferor Excess
                                                          --------------  ----------------   -------------
  Ending Balance                                            1,227,656.25     29,553,131.73   30,780,787.98
  Specified Reserve Fund Balance                            1,227,656.25     29,553,131.73   30,780,787.98
                                                          --------------  ----------------   -------------
  Release to Transferor                                               -                 -               -
  Cumulative Withdrawal Amount                                        -                 -               -



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------   -------------
Certificate Interest Earned                                                                   6,364,354.16
---------------------------
Interest:
---------
  Interest Collections                                      9,696,504.60             98.00%
  Net Investment Income                                              -
  Prior Carryover Shortfall                                          -
  Carryover Shortfall (Inc) Dec                                      -
  Total Carryover Shortfall                                          -
  Servicer's Fee                                           (1,008,125.68)
  Capped and Uncapped Expenses                                (24,065.00)
  Non-recoverable Advances                                   (108,994.24)
  B Certificate Interest Subordinated Inc (Dec)                      -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Interest Available                                  8,555,319.68
                                                          --------------
  Interest on Carryover Shortfall                                    -
  Interest on Certificate Principal Loss Amount                      -
                                                          --------------                     -------------
  Interest Distributed/Allocated                            8,555,319.68                      6,364,354.16
                                                          --------------                     -------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections                                              -
  Liquidated Contracts                                               -
  Accelerated Principal Distribution Amount                          -
  Carryover Shortfall                                                -
  Prior Carryover Shortfall                                          -
  Total Carryover Shortfall                                          -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Principal Distribution                                       -
                                                          --------------
Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount                         -
  Current Loss Amount                                         527,552.83
  Loss Reimbursement                                         (527,552.83)
  Ending Certificate Principal Loss Amount                           -

Class B Principal Subordinated:
-------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                               412,767.82
  Allocations - Current Period                             20,225,623.40                    20,225,623.40
  Allocations - Accelerated Principal Distribution Amount     247,731.75                       247,731.75
  Allocations - Not Disbursed Beginning of Period          21,303,123.65                    21,303,123.65
  Allocations - Not Disbursed End of Period                41,776,478.80                    41,776,478.80

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                             1,415,680.94                               -
  Allocations - Current Period                              6,364,354.16                      6,364,354.16
  Allocations - Not Disbursed Beginning of Period          12,728,708.32                     12,728,708.32
  Allocations - Not Disbursed End of Period                19,093,062.48                     19,093,062.48

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                 1,828,448.76                               -
  Total Allocation Amount                                  26,837,709.31                     26,837,709.31
                                                          --------------                     -------------
     Total Due To Trust                                    28,666,158.07                     26,837,709.31
                                                          --------------                     -------------



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                             Class A1         Class A1          Class A2         Class A2
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                   2,118,333.33                       3,439,583.33
---------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicer's Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                              2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period                                               20,225,623.40
  Allocations - Accelerated Principal Distribution Amount                       247,731.75
  Allocations - Not Disbursed Beginning of Period                            21,303,123.65
  Allocations - Not Disbursed End of Period                                  41,776,478.80                                -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                        -                                  -
  Allocations - Current Period                                                2,118,333.33                       3,439,583.33
  Allocations - Not Disbursed Beginning of Period                             4,236,666.66                       6,879,166.66
  Allocations - Not Disbursed End of Period                                   6,354,999.99                      10,318,749.99

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                            -                                  -
  Total Allocation Amount                                                    22,591,688.48                       3,439,583.33
                                                                          ----------------                   ----------------
     Total Due To Trust                                                      22,591,688.48                       3,439,583.33
                                                                          ----------------                   ----------------



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                             Class A3         Class A3          Class B           Class B
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                     391,031.25                         415,406.25
---------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicer's Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                                391,031.25                         415,406.25
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution Amount
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                            -                                  -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                        -                                  -
  Allocations - Current Period                                                  391,031.25                         415,406.25
  Allocations - Not Disbursed Beginning of Period                               782,062.50                         830,812.50
  Allocations - Not Disbursed End of Period                                   1,173,093.75                       1,246,218.75

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                            -                                  -
  Total Allocation Amount                                                       391,031.25                         415,406.25
                                                                          ----------------                   ----------------
     Total Due To Trust                                                         391,031.25                         415,406.25
                                                                          ----------------                   ----------------



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of December 28, 1998 for the Collection Period of November 1 through November 30, 1998
                                                            Transferor       Transferor
                                                             Interest         Interest
                                                             Percent           Balance
                                                          --------------  ----------------
Certificate Interest Earned
---------------------------
Interest:
---------
  Interest Collections                                              2.00%
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicer's Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------
  Interest Distributed/Allocated                                              2,190,965.52
                                                                          ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount                                                          (527,552.83)
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                                 412,767.82
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution Amount                      (247,731.75)
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                            -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                               1,415,680.94
  Allocations - Current Period                                                         -
  Allocations - Not Disbursed Beginning of Period                                      -
  Allocations - Not Disbursed End of Period                                            -

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                   1,828,448.76
  Total Allocation Amount                                                              -
                                                                          ----------------
     Total Due To Trust                                                       1,828,448.76
                                                                          ----------------

/S/   HOLLY PEARSON
-------------------------
      Holly Pearson
    Treasury Manager